U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K
                               Amendment Number 2

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Earliest Event Reported:  March 11, 2002



                          PANGEA PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


             Colorado                 0-30503                76-0635938
  (State or other jurisdiction of     Commission            (I.R.S. Employer
  incorporation or organization)      File Number          Identification No.)


                            5090 Richmond Ave., #425
                               Houston, TX  77056
          (Address of principal executive offices, including zip code)


                                 (910) 443-5982
              (Registrant's telephone number, including area code)



ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

R. B. Bassie & Co., P.C., Independent Public Accountants, audited our balance sheets as of December 31, 2000 and 1999 and the related statements of operations, stockholders' deficit and cash flows for the years then ended. Such financial statements accompanied our Form 10-K for the year ended December 31, 2000 and were filed with the Securities and Exchange Commission on April 16, 2001. The report of R. B. Bassie & Co., P.C. on such financial statements, dated January 26, 2001, except Notes 7 and 12, which are dated March 23, 2001, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Our Board of Directors approved the dismissal of R. B. Bassie & Co., P.C. and we dismissed R.
B. Bassie & Co., P.C. on March 11, 2002.

Ham, Langston & Brezina, LLP, Certified Public Accountants of Houston, Texas, was appointed by the Company on March 26, 2002, pursuant to a recommendation of our Chairman of the Board and Chief Executive Officer, Mr. Charles B. Pollock,


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to audit our financial statements for our fiscal year ended December 31, 2001.
During our two most recent fiscal years and the subsequent interim period preceding their appointment as independent accountants, neither the Company nor anyone on its behalf consulted Ham, Langston & Brezina, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Ham, Langston & Brezina, L.L.P. provided to the Company a written report or oral advice regarding such principles or audit opinion.

During our two most recent fiscal years and any subsequent interim period preceding the date of dismissal, there were no disagreements between R. B. Bassie & Co., P.C. and us, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

We have provided R. B. Bassie & Co., P.C. with a copy of the disclosure provided under this caption of this Report, and advised it to provide us with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. Their response is filed with this Form 8-K as Exhibit 16.1.


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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

          (a)  Financial Statements

               None

          (c)  Exhibits

               16.1     Letter  on  change  in  certifying  accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PANGEA PETROLEUM CORPORATION



Date:  April 23, 2002             By:  /s/  Charles  B.  Pollock
                                     -------------------------------------------
                                     Charles B. Pollock, Chief Executive Officer



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